EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 27, 1999, included in Kentucky Electric Steel, Inc.'s Form 10-K for the year ended September 25, 1999.




                                                        /s/  Arthur Andersen LLP


          Cincinnati, Ohio
          January 28, 2000